UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Michael W. Stockton

International Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Perseverance in
challenging markets
can be rewarding.

International Growth and Income FundSM Annual report for the year ended June 30, 2016

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2016, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.08%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Perseverance in challenging markets can be rewarding

Contents

1	Letter to investors
5	The value of a $10,000 investment
12	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

International stocks slid during the fiscal year against a backdrop of slowing global growth, political uncertainty in some markets and the introduction of negative interest rates in Japan and Europe. In June, days before the close of the period, British voters opted to leave the European Union (“Brexit”), initially sending global markets, the British pound and the euro tumbling.

For the 12 months ended June 30, 2016, International Growth and Income Fund fell 10.62%. This total return includes quarterly dividend payments totaling about 80 cents a share for the period.

The fund’s primary benchmark, the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed- and developing-country stock markets, fell 10.24%. The index is unmanaged and, therefore, has no expenses. By way of comparison, the Lipper International Funds Index, a peer group measure, declined 9.51%. We are disappointed with the fund’s results for the 12 months; however, we take a long-term approach to investing and encourage you to do the same. Returns for longer time frames are shown below.

Weak growth, Brexit vote worry investors

Throughout the fiscal year, concerns about a weakening global economy weighed heavily on investor sentiment, and most non-U.S. stock markets sustained losses. During the early months of the period, investors focused largely on the ongoing slowdown in China and the possible impact of rising rates in the U.S. More recently, some markets, particularly in the developing world, rebounded partly thanks to a broad rise in commodity prices (including oil) and indications from the U.S. Federal Reserve that it would approach future interest rate increases with caution. Currency movements played a role in some markets, as the Japanese yen rose sharply against the dollar and the British pound and euro slid. A rise in the dollar diminishes the value of a company’s shares when they are converted from euro or pounds, for example, and vice versa.

European stocks tumbled on weak growth, turmoil in the banking sector and

Results at a glance

For periods ended June 30, 2016, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	Lifetime (since 10/1/08)
International Growth and Income Fund (Class A shares)	–10.62%	1.56%	5.79%
MSCI ACWI (All Country World Index) ex USA*	–10.24	0.10	3.08
Lipper International Funds Index†	–9.51	1.95	4.01

*	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.

†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding category.

International Growth and Income Fund	1

Where the fund’s assets were invested

Percent of net assets by country of domicile as of June 30, 2016

	International Growth and Income Fund	MSCI ACWI ex USA*

Europe
Euro zone†	20.0%	20.8%
United Kingdom	16.5	13.7
Switzerland	5.5	6.6
Denmark	1.8	1.4
Russian Federation	1.4	.9
Sweden	.9	1.9
Other Europe	—	1.1
	46.1	46.4

Asia/Pacific
Japan	8.1	16.4
Hong Kong	7.4	2.3
Taiwan	4.3	2.7
China	3.1	5.8
India	2.9	1.9
Australia	2.4	5.2
Other Asia/Pacific	1.2	6.7
	29.4	41.0

The Americas
Canada	6.0	6.9
Brazil	2.7	1.7
United States	1.5	—
Mexico	1.1	.9
Other Americas	—	.5
	11.3	10.0

Other
South Africa	1.0	1.6
Other countries	—	1.0
	1.0	2.6

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	12.2	—

Total	100.0%	100.0%

*	The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.

†	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

the June 23 Brexit referendum. Although markets staged a strong rally just days after the vote, diminishing some of the losses, uncertainty will remain elevated as the U.K. begins the exit process, which could take two or more years. The outcome will likely have an adverse impact on economic growth in the U.K. and continental Europe. While U.K. stocks posted a modest gain for the full 12 months, they declined 12.1% for U.S.-based investors as the British pound fell sharply versus the dollar. The MSCI Europe Index*, a broad measure of developed European stock markets, fell 11.2% for U.S. investors.

Among developed markets, Japan recorded some of the worst declines of the period in local currency terms, amid sluggish economic growth and tepid inflation. Gross domestic product grew by an annualized 1.9% in the first quarter. The Bank of Japan’s mid-June decision to hold steady with its monetary stimulus effort pushed the yen to its highest point against the dollar in almost two years. The yen rose 19.3% against the dollar for the period, providing a strong headwind for Japanese exporters. Japanese shares fell 23.7% in local currency terms. Thanks to the strengthening yen, however, that translated into an 8.94% decline for U.S. investors.

In emerging markets, Chinese stocks fell 23.4% as investors gauged the country’s economic deceleration. Toward the end of the fiscal year, concerns arose over the level of debt on corporate balance sheets and the amount of stimulus the government would provide to manage a soft landing. For the full 12 months, Brazilian equities declined 6.02% but enjoyed a strong rally in the closing months of the period as President Dilma

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

2	International Growth and Income Fund

Largest equity holdings

(as of June 30, 2016)

Company	Country of domicile	Percent of net assets
Taiwan Semiconductor Manufacturing	Taiwan	3.1%
British American Tobacco	United Kingdom	2.3
Royal Dutch Shell	United Kingdom	2.2
Enbridge	Canada	2.1
Enel	Italy	1.8
Novartis	Switzerland	1.5
AIA Group	Hong Kong	1.5
AstraZeneca	United Kingdom	1.5
Sun Hung Kai Properties	Hong Kong	1.4
BM&FBOVESPA	Brazil	1.3

Rousseff was suspended from office on allegations she disguised a budget deficit.

What helped and hurt

Investments that can provide current income in the form of dividends is a key focus for the fund’s managers. This proved to be a headwind during the first half of the fiscal year, as stocks with relatively high dividend yields tended to lag the broader market. This trend reversed itself in the second half, however, and higher dividend payers generally led the market.

Inside the portfolio, unfavorable stock selection among industrial companies weighed down the fund’s overall total return. International Consolidated Airlines, a Spanish airline company operating under the British Airways and Iberia brands, declined 35.6% as the company downgraded its earnings forecast amid fears over terrorist attacks in Brussels and concern about the Brexit vote.

The fund’s holdings in consumer staples were among the few areas that delivered an overall positive total return, with second-largest holding British American Tobacco advancing 21.27%. A relatively light concentration in consumer staples, however, detracted from the fund’s relative results.

The financial sector recorded some of the poorest returns in the broader market. Among the fund’s holdings, insurer AIA Group (–7.96%) and Hong Kong real estate company Sun Hung Kai Properties (–25.64%), the fund’s seventh- and ninth-largest holdings, respectively, lost ground on concerns of slowing growth in Asia. Banco Santander (–44.25%), domiciled in Spain, also declined.

That said, financials were an area of relative strength for the fund, thanks to solid stock selection and a light exposure to European banks. Shares of BM&FBOVESPA, which operates the stock exchange in São Paulo, surged 48.62% amid investor enthusiasm over political change in Brazil and news that the company increased its offer to acquire Cetip, Brazil’s biggest fixed income clearing house. Link Real Estate Investment Trust, an owner of shopping malls and parking lots in Hong Kong, rose 16.8%.

Elsewhere among the fund’s top 10 positions, Taiwan Semiconductor Manufacturing rose 11.05% as the company raised its revenue guidance and increased wafer output in anticipation of demand for the iPhone 7. Energy holdings Royal Dutch Shell (–3.15%) and Enbridge (–9.42%), the fund’s third- and fourth-largest investments, fell on oil price volatility. Global pharmaceutical companies AstraZeneca (–5.73%) and Novartis (–16.54%), and Italian utility Enel (–1.85%) also declined.

A long-term view

Investors in international markets have endured a great deal of volatility in the years since the global financial crisis. Upcoming elections in Italy, France and the United States could add to uncertainty, and the final outcome of Brexit may not be determined for a couple of years. What’s more, growth proceeds at a very modest pace in the developed world and negative interest rates present unprecedented challenges for banks and many other industries.

We believe some level of uncertainty is captured in the share prices of many companies we consider to be well-run businesses with excellent prospects. Given the low valuations in markets outside the U.S., there could be a significant amount of upside for many of these stocks.

In the world’s emerging markets, the slowdown in China presents a significant headwind for many areas, but there are also some bright spots. Prospects for political change and improving commodities prices have boosted investor enthusiasm for shares of companies in Brazil and elsewhere in Latin America. What’s more, structural reforms are gaining traction in India and Indonesia.

International Growth and Income Fund	3

The New Geography of Investing®

As of June 30, 2016

International Growth and Income Fund vs. MSCI ACWI ex USA with income reinvested

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	2%	—
■	Canada	7	7%
■	Europe	50	45
■	Japan	9	16
■	Asia-Pacific ex. Japan	11	9
■	Emerging markets	21	23
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	19%	16%
■	Canada	4	5
■	Europe	27	23
■	Japan	7	12
■	Asia-Pacific ex. Japan	8	7
■	Emerging markets	35	37
	Total	100%	100%

Source: Capital Group (as of June 30, 2016).

Compared with the MSCI ACWI ex USA as a percent of net assets.

All figures include convertible securities.

While the last 12 months have been challenging, it is not the first difficult period we have been through. As always, we invest for the long term, searching for companies that we believe have solid businesses and good prospects for growth in spite of the near-term uncertainty.

We greatly appreciate your support and patience and we will endeavor to be responsible stewards of your capital. We look forward to reporting back to you in six months.

Cordially,

Steven T. Watson

Vice Chairman of the Board

Andrew B. Suzman
President

August 10, 2016

For current information about the fund, visit americanfunds.com.

4	International Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 1, 2008, to June 30, 2016, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,423. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	All results are calculated with dividends and capital gains reinvested.
[3]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
[4]	For the period October 1, 2008 (when the fund began operations), through October 31, 2008.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2016)*

	1 year	5 years	Lifetime (since 10/1/08)

Class A shares	–15.76%	0.37%	4.98%

* Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.91% for Class A shares as of the prospectus dated September 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

International Growth and Income Fund	5

Steve Watson	Andrew Suzman	Patrice Collette

6	International Growth and Income Fund

Perseverance in challenging markets can be rewarding

The road has been rocky for investors in international markets. In the past year alone, investors have had to contend with tepid global growth, war in the Middle East, a migration crisis in Europe, an anticorruption campaign in China, weak currencies and negative interest rates in some markets. If that weren’t enough, on June 23 British voters voiced their desire to leave the European Union, sending markets tumbling and ushering in a new period of uncertainty.

Given that non-U.S. developed markets have trailed U.S. markets for more than six years, it is understandable that many investors have grown impatient with their international holdings. Some may even be asking themselves, “Wouldn’t I be better off abandoning non-U.S. markets altogether and investing exclusively in domestic companies?” Our answer is an emphatic no.

“Many of the world’s markets are facing serious challenges, including uncertainty over the future of the European Union,” says Andrew Suzman, president of the fund and a portfolio manager. “For better or worse, I believe Europe eventually will sort itself out. Likewise, over time, China and Japan will address their problems. But regardless of the economic circumstances, there is value in non-U.S. markets, and there are companies worth owning.”

Here we offer our perspective on the difficulties facing investors in overseas markets and take a look at some areas where we believe we are finding bright spots.

Expectations turned inside out

Surprises aren’t always welcome. With respect to markets, they can be downright unnerving. In the days immediately after British voters decided to sever ties with the European Union, global markets reacted negatively to the news, as did some currencies. According to news reports, Brexit wiped out $2.1 trillion in value in global equity markets in just 24 hours. On June 24, the British pound recorded its largest single-day decline versus the U.S. dollar on record. The same day, the euro slipped 3% versus the dollar.

“I did not expect this outcome,” says Steve Watson, vice chairman of the fund and a portfolio manager. “Few did. I view this as another example of how the world is a volatile and unpredictable place. Inevitably, circumstances arise that take us by surprise. Market volatility ensues. Yet we survive. However things unfold between the U.K. and Europe, people will still buy cell phones and cars and medicine. We are humble in our understanding that there is much we will not get right, yet we remain faithful to our investing approach and unwavering in our belief that there is value to be had when one identifies superior companies whose shares are attractively valued.”

Indeed, within a couple weeks of the vote, many markets had regained much of the lost ground. So, why was the initial market reaction to Brexit so harsh? Britain’s departure from the European Union would mark the first time any member nation has ever left the 28-member common market. The EU market guarantees the free movement of goods, capital, services and people. The vote initiates a process that would void this arrangement and require U.K. leaders to negotiate new trade deals and other arrangements with EU members.

Political, economic uncertainty

At this stage it is not clear how the U.K.’s relationship with the rest of the EU will change. A formal separation could take two years or more. In the meantime, the lingering uncertainty over the final outcome will likely have some impact on the British and European economies and currencies — and some areas of the market.

“As an investor, I try to think about first-and second-derivative effects,” says Patrice Collette, a portfolio manager based in Singapore. “First, there is likely to be a negative impact on the U.K. economy. Some companies might leave the country and move some of their employees to Europe or elsewhere. The next question is, what kind of impact will there be on other countries in Europe? Will there be a recession? Or will the reverse happen? Then there is the question of how Europe will go forward in terms of integration? We need more time to see how this will evolve.”

The portfolio managers and analysts who help manage International Growth and Income Fund are supported by a team of economists working in offices around the globe, including London. While these professionals did not predict the outcome

International Growth and Income Fund	7

of the Brexit vote, they have been closely following developments in the U.K. and Europe to try to understand the risks associated with Brexit and all the possible consequences.

“As of this writing, the outcome is highly uncertain and there is much still to be negotiated,” says Steve, who is based in Hong Kong. “We don’t pretend to know how negotiations will unfold. But we do take comfort in the fact that, with the help of Capital Group’s team of very experienced economists, we will be kept well informed about evolving circumstances in Europe.”

Keep calm and carry on

Since the immediate negative reaction, markets generally have calmed down. But investors should expect continued volatility in the weeks and months ahead. “The terms of the proverbial divorce between the U.K. and Europe will be a potential catalyst for either further downside or further upside for company shares,” says Andrew. “If reason holds, an agreement could surface that can allow companies to trade in a way where the disruptions are manageable.”

If such an agreement takes hold, there could be quite a bit of upside for stocks in many areas of the market, given the relatively low valuations. “Even if there is a protracted period of uncertainty, however, we will continue to search for companies with strong balance sheets and the wherewithal not only to survive but to prosper over the long term regardless of the macroeconomic environment,” says Andrew.

As the situation becomes clearer, the fund’s managers will also seek to identify stocks that may have been unjustly punished by the market simply because of geography. After all, the U.K. and European markets will likely remain attractive places for many companies to conduct business, notes Steve. “Despite the fact that there will likely be some economic shortfall in the U.K., and perhaps Europe, I am still finding value in those markets,” Steve says. “While I am taking a very measured pace as I respond to developments in Europe, I would suggest that any further market volatility may present significant opportunity for patient investors.”

Down but not out

The U.K.’s unexpected vote to leave the EU and the uncertainty it has generated is one

8	International Growth and Income Fund

International equities: down but not out

For investors in non-U.S. markets, patience has been rewarding

Non-U.S. developed markets have lagged U.S. markets since the global financial crisis, but a look back at almost 45 years of history shows that the reverse was true in a number of multiyear time periods, including from 2000 to 2009 — a period referred to as a “lost decade” in the U.S.

40% MSCI EAFE index vs. the S&P 500 index rolling 3-year returns, 12/31/72–6/30/2016

Source: Capital Group, based on MSCI and S&P data. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. MSCI data may not be redistributed or used as a basis for other indices or investment products. Standard & Poor’s 500 Composite IndexSM and S&P 500® are service/trademarks owned by The McGraw-Hill Companies, Inc. Past results are not predictive of results in future periods.

of a long list of challenges facing non-U.S. markets. Among the world’s developed economies, the outlook for growth in both Europe and Japan is clouded by high debt levels, stubbornly slow growth and political uncertainty. The European Central Bank and the Bank of Japan, in an effort to stave off deflation, have both maintained massive bond-buying programs and initiated negative interest rates.

“There are a host of political and economic uncertainties out there right now, and investor sentiment has been poor,” says Andrew. “That is reflected in international market returns, which have been negative and have trailed U.S. markets for an extended period of time.”

In fact, non-U.S. developed markets have lagged U.S. markets since the 2008–09 global financial crisis — a period spanning about 79 months, as of this writing. Prior to that, the reverse was true in several multiyear time periods. The chart above shows the difference in rolling three-year returns between Standard & Poor’s 500 Composite Index, a broad measure of the U.S. equity market, and the MSCI EAFE Index, a broad measure of developed non-U.S. markets. While the fund invests largely in developed markets abroad, it can invest as much as 15% of assets in emerging markets.

“Investors should not expect international markets to trail the U.S. forever,” Andrew says. Consider that during the 1990s, which included the tech and telecom bubble, U.S. stocks outpaced overseas markets by a wide margin. “But that period was followed by a so-called lost decade from 2000 through 2009, when the U.S. market posted a slightly negative return,” he adds. “That period was not a lost decade for international markets, which did reasonably well.”

Given that international markets have trailed U.S. markets for more than six years, valuations for many companies domiciled abroad are relatively low compared with companies in the U.S. Compare the June 30, 2016, price-to-earnings ratio of 14.2 for the MSCI ACWI ex USA with the S&P 500’s 18.1. Of course these are market averages and valuations vary among sectors, industries and specific companies. While the past is not predictive of results in future periods, history suggests that international markets may represent opportunity for long-term investors. “We know that history may

International Growth and Income Fund	9

not repeat itself, but we are certainly not in a place where we would consider international markets to be overvalued,” says Patrice.

Companies are not countries

These broad market trends offer important perspective, but the managers of the fund do not invest in countries, regions or economies. They actively construct the portfolio one company at a time through in-depth fundamental research. It is important to keep in mind that when a region faces challenges, that does not mean that all companies in that region are doing badly. “Growth has been anemic in Europe, and Japan has been struggling for a number of years,” says Patrice. “Yet in both of these regions you can find fantastic companies that are among the best at what they do.”

Consider, for example, Nintendo, the Japanese video game maker that recently released Pokémon Go, a popular interactive game for mobile devices that uses augmented reality technology. In Europe, Swiss pharmaceutical company Novartis recently received regulatory approvals for its new heart failure medication and Royal Dutch Shell, the fund’s third-largest holding, is widely recognized as a world-class energy company. “In a world where energy’s role in the global economy is in the process of being reassessed after a precipitous fall in oil prices, I believe Royal Dutch Shell can continue to generate value for investors,” says Steve. “And although its shares have suffered this past year, and despite the fact that it is domiciled in the U.K., Vodafone in my view is a well-managed company with an attractive portfolio of telephone operations in countries around the world.”

Indeed, in today’s globalized economy, many large- and mid-sized companies have global operations, with customers, suppliers and production facilities located in countries around the world. Consider that as of June 30, 2016, 50.3% of the fund’s assets were invested in companies domiciled in Europe, but companies held in the fund generated about 29% of revenues from European markets. Conversely the companies held in the fund generate about 33% of revenues from emerging markets. “Many companies domiciled in Japan and Europe have substantial operations in the U.S. and emerging markets,” says Patrice. “They are going where the growth is.”

A tale of two markets for dividend investors

During the first half of the fund’s fiscal year, a period marked by pronounced volatility and concerns about rising rates, those companies within the MSCI ACWI ex USA that were among the highest dividend payers recorded the worst declines. Thus far in 2016, however, dividend-paying companies have come back into favor, suggesting that some market participants may be recognizing the importance of dividends in a low-growth environment.

Source: FactSet. Companies constituting the MSCI ACWI ex USA were ranked by dividend yield and divided into quintiles, or 20% of the index. Highest dividend payers represent the 20% of companies with the highest yields; conversely, lowest dividend payers and nonpayers represent the 20% of companies with the lowest or no yields. Dividend yield ranges are as follows: For the six months ended December 31, 2015, highest dividend payers are those companies with a dividend yield of 4.4% or higher and lowest payers are those with yields of 1.4% and below; for the six months ended June 30, 2016, highest dividend payers are companies with a dividend yield of 4.4% or higher and lowest payers are those with yields of 1.4% and below. Results reflect reinvestment of dividends. Past results are not predictive of results in future periods. The index is unmanaged and, therefore, has no expenses.

10	International Growth and Income Fund

Bright spots on the landscape

The world’s economies, in fact, are not moving in lockstep. Some regions are showing signs of strength. There have been some encouraging developments in a number of emerging markets, for example. The slowdown in China has been a large focus of news media attention, but India’s economy has experienced robust growth and Singapore’s economic growth has been accelerating in recent months. “The world is wide, and when looking at Southeast Asia, for example, the growth has been strong,” says Patrice. “And that growth is not driven from the top through government investment, as was the case in China for many years. In Southeast Asia, the consumer is very strong and much of the growth is coming from the ground up. Somehow the further away that people are from China and Asia, the more worried they are, and the closer they are, the less worried.”

While China may be slowing, rising middle class consumption there and elsewhere in Asia is a long-term trend with the potential to drive opportunity for global companies for many years to come. Consider that 60% of the world’s population is in Asia compared with 12% in Europe and 4% in North America. Not only does the fund invest in global companies with the potential to participate in this growth, it also can invest as much as 15% of portfolio assets in companies domiciled in emerging markets, whether in Asia, Africa or elsewhere.

Dividends back in vogue

The fund seeks to invest in companies around the world with long-term growth potential that often pay dividends. Regular income in the form of steady dividends can help mitigate the volatility often associated with investing internationally. However, in the closing months of 2015, a period when many investors were focused on the potential for rate increases in the United States, those stocks that had among the highest dividend yields lagged the broader market.

Thus far in 2016, dividend-paying companies have come back into favor amid slowing global growth. The chart on page 10 shows that during the first six months of 2016, companies listed in the MSCI ACWI ex USA with the highest dividend yields produced a 5.18% total return, whereas companies with the lowest dividend yields and nonpayers posted a –0.92% return. The sharp reversal may suggest that investors are recognizing the importance of dividends in a low-growth environment.

Meanwhile, with interest rates moving into negative territory in Europe and Japan, dividend-paying stocks may hold more appeal for investors. More than 80% of European stocks that pay dividends offer yields that are significantly higher than what is typically available from 10-year sovereign bonds in the euro zone. That is partly due to the negative-rate environment in Europe.

“History has taught us the important role dividends can play,” notes Andrew. “Over long stretches of time, dividends have accounted for a substantial portion of total returns for investors. There is a great deal of uncertainty in international markets today, but it is possible to invest in good companies that pay steady and growing dividends, so investors can be paid while they wait for the uncertainty to clear up.”

Patience can be rewarding

Clearly it will take some time for Europe to address the challenges it faces today. Likewise, efforts by leaders in Japan to boost growth and promote corporate reform will not take hold overnight. Nor will China’s effort to transition toward a more balanced economy. That said, the investment professionals who manage International Growth and Income Fund continue to work hard to identify superior companies in markets outside the U.S. whose shares are undervalued. “Periods marked by poor sentiment and low valuation often present the best long-term opportunity,” says Andrew, “not periods when there is great optimism and high valuations.”

It has been a difficult 12 months for international investing, agrees Steve. “But we see compelling valuations in non-U.S. markets and have faith in our growth-and-income investing approach over the long term,” he adds. “Inevitably, international investing will have its day.” ■

International Growth and Income Fund	11

Summary investment portfolio June 30, 2016

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	20.03%
United Kingdom	16.51
Japan	8.13
Hong Kong	7.40
Canada	6.02
Switzerland	5.51
Taiwan	4.33
China	3.13
India	2.86
Other countries	13.87
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	12.21
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 87.29%	Shares	Value (000)
Financials 18.16%
AIA Group Ltd.[1]	25,914,600	$156,158
Sun Hung Kai Properties Ltd.[1]	11,902,069	143,396
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	24,900,000	139,526
Prudential PLC[1]	7,942,572	135,308
Toronto-Dominion Bank (CAD denominated)	2,470,000	106,069
ICICI Bank Ltd.[1]	18,747,000	67,001
ICICI Bank Ltd. (ADR)	5,000,000	35,900
HDFC Bank Ltd.[1]	3,196,694	64,801
HDFC Bank Ltd. (ADR)	470,307	31,205
AXA SA1	4,711,200	94,646
Link Real Estate Investment Trust[1]	12,412,152	84,913
Fairfax Financial Holdings Ltd.	96,739	52,144
Fairfax Financial Holdings Ltd. (CAD denominated)	58,200	31,346
Banco Santander, SA1	20,145,650	78,435
Fibra Uno Administración, SA de CV	33,950,000	72,162
Svenska Handelsbanken AB, Class A1	5,707,000	69,034
Sumitomo Mitsui Financial Group, Inc.[1]	1,137,000	32,598
Other securities		517,046
		1,911,688

Consumer discretionary 10.35%
Ryohin Keikaku Co., Ltd.[1]	475,800	115,438
HUGO BOSS AG1	1,419,798	80,214
MGM China Holdings Ltd.[1]	60,772,800	79,077
adidas AG1	505,000	72,015
Other securities		743,123
		1,089,867

Energy 8.96%
Royal Dutch Shell PLC, Class B1	8,084,600	222,321
Royal Dutch Shell PLC, Class B (ADR)	85,000	4,760
Enbridge Inc. (CAD denominated)	5,204,745	220,485
TOTAL SA1	2,438,940	117,610
Pembina Pipeline Corp.	2,932,668	89,118
Schlumberger Ltd.	1,120,000	88,570
Other securities		201,026

		943,890

12	International Growth and Income Fund

		Value
	Shares	(000)
Information technology 7.95%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	63,603,506	$321,616
Nintendo Co., Ltd.[1]	817,900	116,702
Vanguard International Semiconductor Corp.[1]	50,975,000	84,154
AAC Technologies Holdings Inc.[1]	8,412,000	72,297
Other securities		242,436
		837,205

Consumer staples 7.59%
British American Tobacco PLC[1]	3,656,300	237,917
Kao Corp.[1]	2,182,000	125,921
Nestlé SA1	1,519,000	117,169
Other securities		317,617
		798,624

Industrials 7.02%
International Consolidated Airlines Group, SA (CDI)[1]	21,708,000	108,667
Wolseley PLC[1]	2,049,684	106,225
Flughafen Zürich AG1	560,000	99,091
BAE Systems PLC[1]	11,490,000	80,567
Other securities		344,906
		739,456

Telecommunication services 6.68%
China Mobile Ltd.[1]	10,162,000	117,372
Vodafone Group PLC[1]	35,471,000	107,981
Mobile TeleSystems OJSC (ADR)	8,495,000	70,339
Other securities		407,992
		703,684

Utilities 6.56%
Enel SPA[1]	42,726,900	190,028
Power Assets Holdings Ltd.[1]	12,206,500	112,065
EDP - Energias de Portugal, SA1	26,339,000	80,891
Other securities		307,205
		690,189

Health care 5.54%
Novartis AG1	1,932,000	158,934
AstraZeneca PLC[1]	2,606,500	155,162
GlaxoSmithKline PLC[1]	3,675,000	79,006
Other securities		189,826
		582,928

Materials 4.91%
Koninklijke DSM NV1	1,595,000	92,417
Air Liquide SA1	392,043	41,086
Air Liquide SA, bonus shares[1]	254,049	26,625
Air Liquide SA, non-registered shares[1]	107,650	11,282
Other securities		345,501
		516,911

Miscellaneous 3.57%
Other common stocks in initial period of acquisition		376,129

Total common stocks (cost: $9,027,397,000)		9,190,571

Preferred securities 0.15%
Financials 0.15%
Other securities		15,727

Total preferred securities (cost: $15,130,000)		15,727

International Growth and Income Fund	13

Convertible bonds 0.35%	Principal amount (000)	Value (000)
Other 0.22%
Other securities		$22,890

Miscellaneous 0.13%
Other convertible bonds in initial period of acquisition		13,812

Total convertible bonds (cost: $50,763,000)		36,702

Bonds, notes & other debt instruments 1.23%
Bonds & notes of governments & government agencies outside the U.S. 0.74%
Other securities		77,997

Corporate bonds & notes 0.35%
Consumer discretionary 0.20%
Other securities		20,477

Financials 0.13%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% 2049[2]	$5,410	6,201
Other securities		7,392
		13,593

Consumer staples 0.02%
British American Tobacco International Finance PLC 9.50% 2018[2]	2,000	2,367

Total corporate bonds & notes		36,437

U.S. Treasury bonds & notes 0.14%
U.S. Treasury 0.14%
U.S. Treasury 0.875% 2017[3]	14,775	14,823

Total bonds, notes & other debt instruments (cost: $119,796,000)		129,257

Short-term securities 8.97%
Gotham Funding Corp. 0.45%–0.50% due 7/7/2016–7/25/2016[2]	103,500	103,485
Mizuho Bank, Ltd. 0.55%–0.61% due 8/18/2016–8/26/2016[2]	230,700	230,522
Novartis Finance Corp. 0.47% due 7/20/2016[2]	19,500	19,496
Scotiabank Inc. 0.44% due 7/1/2016[2]	115,600	115,599
Sumitomo Mitsui Banking Corp. 0.48%–0.60% due 7/18/2016–8/10/2016[2]	71,400	71,378
Svenska Handelsbanken Inc. 0.70%–0.72% due 8/9/2016–10/3/2016[2]	92,000	91,871
Toronto-Dominion Holdings USA Inc. 0.62% due 10/19/2016[2]	30,400	30,335
U.S. Treasury Bills 0.25% due 9/29/2016	100,000	99,938
Other securities		181,480

Total short-term securities (cost: $944,030,000)		944,104
Total investment securities 97.99% (cost: $10,157,116,000)		10,316,361
Other assets less liabilities 2.01%		211,583

Net assets 100.00%		$10,527,944

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

14	International Growth and Income Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $192,471,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 6/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	8/15/2016	HSBC Bank	$24,357	A$33,044	$ (244)
Australian dollars	8/29/2016	HSBC Bank	$12,305	A$16,500	27
British pounds	7/18/2016	Bank of America, N.A.	$39,603	£28,000	2,323
British pounds	7/21/2016	Bank of America, N.A.	$29,180	£20,000	2,550
British pounds	7/21/2016	JPMorgan Chase	$30,208	£21,000	2,247
Euros	9/9/2016	JPMorgan Chase	$34,818	€30,500	881
Japanese yen	7/7/2016	Bank of New York Mellon	$7,211	¥789,287	(433)
Japanese yen	7/12/2016	Bank of America, N.A.	$10,735	¥1,162,000	(522)
Japanese yen	7/20/2016	Citibank	$8,033	¥836,200	(70)
Japanese yen	8/8/2016	UBS AG	$4,349	¥465,000	(160)
Japanese yen	8/22/2016	UBS AG	$11,385	¥1,185,000	(110)
Japanese yen	8/29/2016	JPMorgan Chase	$4,407	¥465,000	(105)
Japanese yen	9/15/2016	Bank of America, N.A.	$5,537	¥600,000	(289)
					$6,095

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $7,793,973,000, which represented 74.03% of the net assets of the fund. This amount includes $7,637,099,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $848,820,000, which represented 8.06% of the net assets of the fund.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $841,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols

A$ = Australian dollars

ADR = American Depositary Receipts

£ = British pounds

CAD = Canadian dollars

CDI = CREST Depository Interest

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

International Growth and Income Fund	15

Financial statements

Statement of assets and liabilities

at June 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $10,157,116)		$10,316,361
Cash		928
Cash denominated in currencies other than U.S. dollars (cost: $12,057)		12,057
Unrealized appreciation on open forward currency contracts		8,028
Receivables for:
Sales of investments	$167,552
Sales of fund’s shares	19,139
Dividends and interest	55,409	242,100
		10,579,474
Liabilities:
Unrealized depreciation on open forward currency contracts		1,933
Payables for:
Purchases of investments	20,199
Repurchases of fund’s shares	14,832
Closed forward currency contracts	1,090
Investment advisory services	4,230
Services provided by related parties	1,500
Trustees’ deferred compensation	1,662
Non-U.S. taxes	4,905
Other	1,179	49,597
Net assets at June 30, 2016		$10,527,944

Net assets consist of:
Capital paid in on shares of beneficial interest		$11,333,288
Distributions in excess of net investment income		(11,413)
Accumulated net realized loss		(958,125)
Net unrealized appreciation		164,194
Net assets at June 30, 2016		$10,527,944

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (378,621 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$4,431,695	159,370		$27.81
Class B	4,893	176		27.83
Class C	263,384	9,496		27.74
Class F-1	767,855	27,618		27.80
Class F-2	3,024,207	108,726		27.82
Class 529-A	117,537	4,232		27.78
Class 529-B	223	8		27.81
Class 529-C	28,367	1,026		27.64
Class 529-E	3,994	144		27.78
Class 529-F-1	11,357	408		27.81
Class R-1	9,968	359		27.74
Class R-2	47,267	1,708		27.68
Class R-2E	367	13		27.74
Class R-3	59,372	2,139		27.76
Class R-4	74,092	2,666		27.79
Class R-5E	9	—	*	27.79
Class R-5	26,304	941		27.95
Class R-6	1,657,053	59,591		27.81

*Amount less than one thousand.

See Notes to Financial Statements

16	International Growth and Income Fund

Statement of operations
for the year ended June 30, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $28,079)	$343,379
Interest (net of non-U.S. taxes of $208)	11,631	$355,010
Fees and expenses*:
Investment advisory services	50,218
Distribution services	18,301
Transfer agent services	11,589
Administrative services	3,289
Reports to shareholders	650
Registration statement and prospectus	1,004
Trustees’ compensation	218
Auditing and legal	272
Custodian	2,127
Other	325	87,993
Net investment income		267,017

Net realized loss and unrealized depreciation:
Net realized loss on:
Investments (net of non-U.S. taxes of $183)	(848,070)
Forward currency contracts	(17,725)
Currency transactions	(5,113)	(870,908)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $230)	(574,401)
Forward currency contracts	5,440
Currency translations	(768)	(569,729)
Net realized loss and unrealized depreciation		(1,440,637)

Net decrease in net assets resulting from operations		$(1,173,620)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended June 30
	2016	2015
Operations:
Net investment income	$267,017	$242,660
Net realized (loss) gain	(870,908)	69,776
Net unrealized depreciation	(569,729)	(1,032,609)
Net decrease in net assets resulting from operations	(1,173,620)	(720,173)

Dividends and distributions paid to shareholders:

Dividends from net investment income	(295,115)	(267,370)
Distributions from net realized gain on investments	—	(283,340)
Total dividends and distributions paid to shareholders	(295,115)	(550,710)

Net capital share transactions	1,083,339	3,071,155

Total (decrease) increase in net assets	(385,396)	1,800,272

Net assets:
Beginning of year	10,913,340	9,113,068
End of year (including distributions in excess of and undistributed net investment income: $(11,413) and $18,144, respectively)	$10,527,944	$10,913,340

See Notes to Financial Statements

International Growth and Income Fund	17

Notes to financial statements

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	International Growth and Income Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

International Growth and Income Fund	19

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$532,195	$1,379,493	$—	$1,911,688
Consumer discretionary	40,644	1,049,223	—	1,089,867
Energy	451,692	492,198	—	943,890
Information technology	—	837,205	—	837,205
Consumer staples	79,736	718,888	—	798,624
Industrials	45,270	694,186	—	739,456
Telecommunication services	72,121	631,563	—	703,684
Utilities	51,876	638,313	—	690,189
Health care	—	582,928	—	582,928
Materials	42,755	474,156	—	516,911
Miscellaneous	80,309	295,820	—	376,129
Preferred securities	15,727	—	—	15,727
Convertible bonds	—	36,702	—	36,702
Bonds, notes & other debt instruments	—	129,257	—	129,257
Short-term securities	—	944,104	—	944,104
Total	$1,412,325	$8,904,036	$—	$10,316,361

See page 21 for footnotes.

20	International Growth and Income Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$8,028	$—	$8,028
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,933)	—	(1,933)
Total	$—	$6,095	$—	$6,095

*	Securities with a value of $6,333,969,000, which represented 60.16% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

International Growth and Income Fund	21

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, June 30, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$8,028	Unrealized depreciation on open forward currency contracts	$1,933

Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	1,090
			$8,028		$3,023

		Net realized loss		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(17,725)	Net unrealized appreciation on forward currency contracts	$5,440

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

22	International Growth and Income Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2016, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$4,873	$(1,822)	$(2,838)	$—	$213
HSBC Bank	27	(27)	—	—	—
JPMorgan Chase	3,128	(184)	(2,944)	—	—
Total	$8,028	$(2,033)	$(5,782)	$—	$213
Liabilities:
Bank of America, N.A.	$1,822	$(1,822)	$—	$—	$—
Bank of New York Mellon	433	—	(393)	—	40
Citibank	70	—	—	—	70
HSBC Bank	244	(27)	—	—	217
JPMorgan Chase	184	(184)	—	—	—
UBS AG	270	—	(270)	—	—
Total	$3,023	$(2,033)	$(663)	$—	$327

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, and by state tax authorities and tax authorities outside the U.S. for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended June 30, 2016, the fund reclassified $1,430,000 from distributions in excess of net investment income to accumulated net realized loss and $30,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

International Growth and Income Fund	23

As of June 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$28,598
Capital loss carryforward*	(944,157)
Gross unrealized appreciation on investment securities	1,070,150
Gross unrealized depreciation on investment securities	(957,695)
Net unrealized appreciation on investment securities	112,455
Cost of investment securities	10,203,906

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended June 30, 2016					Year ended June 30, 2015
Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$127,462		$—	$127,462		$127,378		$137,636		$265,014
Class B	127		—	127		207		372		579
Class C	5,551		—	5,551		5,634		8,574		14,208
Class F-1	35,108		—	35,108		39,173		45,554		84,727
Class F-2	70,960		—	70,960		52,112		50,100		102,212
Class 529-A	3,237		—	3,237		3,212		3,580		6,792
Class 529-B	6		—	6		9		16		25
Class 529-C	566		—	566		556		896		1,452
Class 529-E	108		—	108		110		133		243
Class 529-F-1	316		—	316		313		342		655
Class R-1	225		—	225		240		370		610
Class R-2	919		—	919		902		1,464		2,366
Class R-2E	4		—	4		—	*	—	*	—	*
Class R-3	1,439		—	1,439		1,219		1,354		2,573
Class R-4	2,040		—	2,040		1,660		1,765		3,425
Class R-5E†	—	*	—	—	*
Class R-5	773		—	773		692		680		1,372
Class R-6	46,274		—	46,274		33,953		30,504		64,457
Total	$295,115		$—	$295,115		$267,370		$283,340		$550,710

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.450% on such assets in excess of $10.5 billion. On December 3, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2016, decreasing the annual rates on daily net assets in excess of $17 billion to 0.440%. For the year ended June 30, 2016, the investment advisory services fee was $50,218,000, which was equivalent to an annualized rate of 0.490% of average daily net assets.

24	International Growth and Income Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of June 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee will be amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on net assets between $20 billion and $100 billion, and 0.03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

International Growth and Income Fund	25

For the year ended June 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$10,512	$6,328		$457		Not applicable
Class B	70	10		Not applicable		Not applicable
Class C	2,838	401		142		Not applicable
Class F-1	3,404	1,696		681		Not applicable
Class F-2	Not applicable	2,526		1,108		Not applicable
Class 529-A	242	146		60		$106
Class 529-B	3	1		—	*	—	*
Class 529-C	293	39		15		26
Class 529-E	22	2		2		4
Class 529-F-1	—	13		5		10
Class R-1	100	11		5		Not applicable
Class R-2	349	222		24		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	288	102		29		Not applicable
Class R-4	179	72		36		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	12		13		Not applicable
Class R-6	Not applicable	8		712		Not applicable
Total class-specific expenses	$18,301	$11,589		$3,289		$146

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $218,000 in the fund’s statement of operations reflects $338,000 in current fees (either paid in cash or deferred) and a net decrease of $120,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

26	International Growth and Income Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2016

Class A	$832,396	29,097		$124,734	4,321		$(906,838)	(31,885)	$50,292	1,533
Class B	226	8		126	4		(4,203)	(146)	(3,851)	(134)
Class C	48,898	1,699		5,463	189		(71,290)	(2,502)	(16,929)	(614)
Class F-1	425,935	14,665		34,847	1,209		(1,130,527)	(40,222)	(669,745)	(24,348)
Class F-2	1,870,840	66,385		68,371	2,367		(783,857)	(27,542)	1,155,354	41,210
Class 529-A	18,987	658		3,236	112		(17,662)	(614)	4,561	156
Class 529-B	15	1		6	—	[2]	(228)	(8)	(207)	(7)
Class 529-C	4,614	162		566	20		(5,206)	(184)	(26)	(2)
Class 529-E	625	22		108	4		(1,093)	(39)	(360)	(13)
Class 529-F-1	4,165	150		316	11		(3,166)	(110)	1,315	51
Class R-1	1,483	52		225	7		(2,990)	(104)	(1,282)	(45)
Class R-2	15,668	550		918	32		(14,267)	(500)	2,319	82
Class R-2E	408	15		4	—	[2]	(51)	(2)	361	13
Class R-3	23,933	831		1,438	50		(17,429)	(607)	7,942	274
Class R-4	28,385	990		2,039	71		(18,559)	(659)	11,865	402
Class R-5E3	10	—	[2]	—	—		—	—	10	— [2]
Class R-5	7,819	272		772	27		(5,255)	(182)	3,336	117
Class R-6	562,792	19,664		46,145	1,602		(70,553)	(2,477)	538,384	18,789
Total net increase (decrease)	$3,847,199	135,221		$289,314	10,026		$(3,053,174)	(107,783)	$1,083,339	37,464

Year ended June 30, 2015
Class A	$1,024,267	30,546		$260,507	8,035		$(610,358)	(18,253)	$674,416	20,328
Class B	889	26		576	18		(5,793)	(174)	(4,328)	(130)
Class C	98,885	2,957		14,032	435		(58,787)	(1,766)	54,130	1,626
Class F-1	949,291	28,310		84,274	2,606		(422,319)	(12,493)	611,246	18,423
Class F-2	1,351,543	39,955		96,201	2,970		(298,728)	(9,002)	1,149,016	33,923
Class 529-A	25,140	751		6,788	210		(14,134)	(424)	17,794	537
Class 529-B	93	2		25	1		(244)	(7)	(126)	(4)
Class 529-C	7,464	225		1,451	45		(4,352)	(131)	4,563	139
Class 529-E	1,236	37		243	7		(500)	(15)	979	29
Class 529-F-1	4,177	124		652	20		(2,787)	(84)	2,042	60
Class R-1	8,371	249		610	19		(3,867)	(113)	5,114	155
Class R-2	18,265	548		2,365	73		(15,303)	(459)	5,327	162
Class R-2E4	10	—	[2]	—	—		—	—	10	— [2]
Class R-3	30,719	927		2,565	79		(13,287)	(397)	19,997	609
Class R-4	39,121	1,171		3,424	105		(13,411)	(402)	29,134	874
Class R-5	11,252	335		1,370	42		(3,884)	(115)	8,738	262
Class R-6	500,436	15,104		64,316	1,983		(71,649)	(2,235)	493,103	14,852
Total net increase (decrease)	$4,071,159	121,267		$539,399	16,648		$(1,539,403)	(46,070)	$3,071,155	91,845

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.
[4]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,965,673,000 and $3,493,107,000, respectively, during the year ended June 30, 2016.

International Growth and Income Fund	27

Financial highlights

		(Loss) income from
		investment operations[1]			Dividends and distributions
			Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset		Net assets,	expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		end of	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	Total	period	assets before	assets after	to average
	of period	income[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3,4]	(in millions)	reimbursements	reimbursements[3]	net assets[2,3]
Class A:
Year ended 6/30/2016	$31.99	$.73	$(4.11)	$(3.38)	$(.80)	$—	$(.80)	$27.81	(10.62)%	$4,432.91%		.91%	2.52%
Year ended 6/30/2015	36.56	.79	(3.53)	(2.74)	(.86)	(.97)	(1.83)	31.99	(7.48)	5,050.91		.91	2.36
Year ended 6/30/2014	32.06	1.23	5.82	7.05	(1.18)	(1.37)	(2.55)	36.56	22.66	5,027.91		.91	3.54
Year ended 6/30/2013	27.81	.84	4.26	5.10	(.85)	—	(.85)	32.06	18.41	3,703.93		.93	2.70
Year ended 6/30/2012	32.48	.82	(4.12)	(3.30)	(.86)	(.51)	(1.37)	27.81	(10.03)	3,136.93		.93	2.85
Class B:
Year ended 6/30/2016	31.99	.45	(4.05)	(3.60)	(.56)	—	(.56)	27.83	(11.32)	5	1.68	1.68	1.54
Year ended 6/30/2015	36.54	.49	(3.48)	(2.99)	(.59)	(.97)	(1.56)	31.99	(8.16)	10	1.64	1.64	1.44
Year ended 6/30/2014	32.04	.92	5.85	6.77	(.90)	(1.37)	(2.27)	36.54	21.71	16	1.66	1.66	2.66
Year ended 6/30/2013	27.78	.57	4.30	4.87	(.61)	—	(.61)	32.04	17.55	17	1.69	1.69	1.85
Year ended 6/30/2012	32.44	.57	(4.09)	(3.52)	(.63)	(.51)	(1.14)	27.78	(10.75)	20	1.70	1.70	1.98
Class C:
Year ended 6/30/2016	31.91	.48	(4.08)	(3.60)	(.57)	—	(.57)	27.74	(11.35)	263	1.72	1.72	1.68
Year ended 6/30/2015	36.47	.53	(3.52)	(2.99)	(.60)	(.97)	(1.57)	31.91	(8.19)	323	1.69	1.69	1.58
Year ended 6/30/2014	32.00	.95	5.80	6.75	(.91)	(1.37)	(2.28)	36.47	21.66	309	1.71	1.71	2.73
Year ended 6/30/2013	27.76	.59	4.25	4.84	(.60)	—	(.60)	32.00	17.47	225	1.74	1.74	1.89
Year ended 6/30/2012	32.42	.58	(4.10)	(3.52)	(.63)	(.51)	(1.14)	27.76	(10.75)	195	1.73	1.73	2.05
Class F-1:
Year ended 6/30/2016	31.98	.61	(4.00)	(3.39)	(.79)	—	(.79)	27.80	(10.68)	768.96		.96	2.11
Year ended 6/30/2015	36.55	.80	(3.56)	(2.76)	(.84)	(.97)	(1.81)	31.98	(7.52)	1,662.95		.95	2.38
Year ended 6/30/2014	32.06	1.23	5.79	7.02	(1.16)	(1.37)	(2.53)	36.55	22.57	1,226.96		.96	3.53
Year ended 6/30/2013	27.81	.94	4.16	5.10	(.85)	—	(.85)	32.06	18.39	844.96		.96	2.97
Year ended 6/30/2012	32.49	.84	(4.16)	(3.32)	(.85)	(.51)	(1.36)	27.81	(10.05)	437.94		.94	2.92
Class F-2:
Year ended 6/30/2016	32.00	.87	(4.19)	(3.32)	(.86)	—	(.86)	27.82	(10.43)	3,024.70		.70	3.02
Year ended 6/30/2015	36.57	.91	(3.58)	(2.67)	(.93)	(.97)	(1.90)	32.00	(7.27)	2,161.69		.69	2.71
Year ended 6/30/2014	32.07	1.32	5.80	7.12	(1.25)	(1.37)	(2.62)	36.57	22.90	1,228.70		.70	3.79
Year ended 6/30/2013	27.81	.92	4.26	5.18	(.92)	—	(.92)	32.07	18.64	697.73		.73	2.95
Year ended 6/30/2012	32.50	.97	(4.23)	(3.26)	(.92)	(.51)	(1.43)	27.81	(9.82)	512.70		.70	3.40
Class 529-A:
Year ended 6/30/2016	31.96	.70	(4.10)	(3.40)	(.78)	—	(.78)	27.78	(10.71)	118	1.00	1.00	2.45
Year ended 6/30/2015	36.52	.77	(3.52)	(2.75)	(.84)	(.97)	(1.81)	31.96	(7.52)	130.97		.97	2.29
Year ended 6/30/2014	32.03	1.21	5.80	7.01	(1.15)	(1.37)	(2.52)	36.52	22.56	129.98		.98	3.48
Year ended 6/30/2013	27.78	.83	4.25	5.08	(.83)	—	(.83)	32.03	18.35	93	1.00	1.00	2.66
Year ended 6/30/2012	32.46	.81	(4.14)	(3.33)	(.84)	(.51)	(1.35)	27.78	(10.13)	71	1.00	1.00	2.84
Class 529-B:
Year ended 6/30/2016	31.96	.39	(4.02)	(3.63)	(.52)	—	(.52)	27.81	(11.43)	— [5]	1.81	1.81	1.35
Year ended 6/30/2015	36.51	.45	(3.48)	(3.03)	(.55)	(.97)	(1.52)	31.96	(8.28)	— [5]	1.78	1.78	1.35
Year ended 6/30/2014	32.01	.88	5.84	6.72	(.85)	(1.37)	(2.22)	36.51	21.55	1	1.80	1.80	2.53
Year ended 6/30/2013	27.75	.52	4.30	4.82	(.56)	—	(.56)	32.01	17.38	1	1.83	1.83	1.67
Year ended 6/30/2012	32.39	.52	(4.07)	(3.55)	(.58)	(.51)	(1.09)	27.75	(10.86)	1	1.83	1.83	1.81

28	International Growth and Income Fund

		(Loss) income from
		investment operations[1]			Dividends and distributions
			Net (losses)
			gains on								Ratio of		Ratio of
	Net asset		securities		Dividends		Total	Net asset		Net assets,	expenses to		expenses to		Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		end of	average net		average net		net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	Total	period	assets before		assets after		to average
	of period	income[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3,4]	(in millions)	reimbursements		reimbursements[3]		net assets[2,3]
Class 529-C:
Year ended 6/30/2016	$31.81	$.47	$(4.09)	$(3.62)	$(.55)	$—	$(.55)	$27.64	(11.44)%	$29	1.79%		1.79%		1.64%
Year ended 6/30/2015	36.36	.50	(3.51)	(3.01)	(.57)	(.97)	(1.54)	31.81	(8.26)	33	1.77		1.77		1.50
Year ended 6/30/2014	31.91	.93	5.77	6.70	(.88)	(1.37)	(2.25)	36.36	21.56	32	1.78		1.78		2.67
Year ended 6/30/2013	27.68	.58	4.23	4.81	(.58)	—	(.58)	31.91	17.42	23	1.82		1.82		1.85
Year ended 6/30/2012	32.35	.58	(4.13)	(3.55)	(.61)	(.51)	(1.12)	27.68	(10.85)	18	1.82		1.82		2.02
Class 529-E:
Year ended 6/30/2016	31.96	.62	(4.09)	(3.47)	(.71)	—	(.71)	27.78	(10.92)	4	1.22		1.22		2.17
Year ended 6/30/2015	36.52	.70	(3.53)	(2.83)	(.76)	(.97)	(1.73)	31.96	(7.74)	5	1.21		1.21		2.07
Year ended 6/30/2014	32.03	1.12	5.81	6.93	(1.07)	(1.37)	(2.44)	36.52	22.26	5	1.23		1.23		3.21
Year ended 6/30/2013	27.79	.77	4.22	4.99	(.75)	—	(.75)	32.03	18.01	3	1.26		1.26		2.45
Year ended 6/30/2012	32.46	.73	(4.13)	(3.40)	(.76)	(.51)	(1.27)	27.79	(10.34)	2	1.27		1.27		2.56
Class 529-F-1:
Year ended 6/30/2016	32.00	.79	(4.14)	(3.35)	(.84)	—	(.84)	27.81	(10.55)	11.79			.79		2.73
Year ended 6/30/2015	36.57	.83	(3.52)	(2.69)	(.91)	(.97)	(1.88)	32.00	(7.34)	11.77			.77		2.47
Year ended 6/30/2014	32.07	1.30	5.79	7.09	(1.22)	(1.37)	(2.59)	36.57	22.81	11.78			.78		3.72
Year ended 6/30/2013	27.81	.94	4.22	5.16	(.90)	—	(.90)	32.07	18.60	7.81			.81		3.00
Year ended 6/30/2012	32.50	.89	(4.17)	(3.28)	(.90)	(.51)	(1.41)	27.81	(9.94)	4.81			.81		3.11
Class R-1:
Year ended 6/30/2016	31.91	.52	(4.09)	(3.57)	(.60)	—	(.60)	27.74	(11.25)[6]	10	1.59	[6]	1.59	[6]	1.80	[6]
Year ended 6/30/2015	36.49	.60	(3.55)	(2.95)	(.66)	(.97)	(1.63)	31.91	(8.05)[6]	13	1.57	[6]	1.57	[6]	1.81	[6]
Year ended 6/30/2014	32.01	1.14	5.74	6.88	(1.03)	(1.37)	(2.40)	36.49	22.07 [6]	9	1.35	[6]	1.35	[6]	3.28	[6]
Year ended 6/30/2013	27.78	.77	4.27	5.04	(.81)	—	(.81)	32.01	18.19 [6]	5	1.16	[6]	1.16	[6]	2.48	[6]
Year ended 6/30/2012	32.43	.69	(4.12)	(3.43)	(.71)	(.51)	(1.22)	27.78	(10.47)[6]	4	1.39	[6]	1.39	[6]	2.40	[6]
Class R-2:
Year ended 6/30/2016	31.85	.48	(4.10)	(3.62)	(.55)	—	(.55)	27.68	(11.42)	47	1.79		1.79		1.66
Year ended 6/30/2015	36.40	.51	(3.51)	(3.00)	(.58)	(.97)	(1.55)	31.85	(8.23)	52	1.74		1.74		1.51
Year ended 6/30/2014	31.94	.93	5.79	6.72	(.89)	(1.37)	(2.26)	36.40	21.62	53	1.74		1.74		2.69
Year ended 6/30/2013	27.71	.60	4.24	4.84	(.61)	—	(.61)	31.94	17.48	40	1.74		1.74		1.93
Year ended 6/30/2012	32.38	.60	(4.13)	(3.53)	(.63)	(.51)	(1.14)	27.71	(10.80)	29	1.78		1.76		2.12
Class R-2E:
Year ended 6/30/2016	31.96	.87	(4.35)	(3.48)	(.74)	—	(.74)	27.74	(10.97)	— [5]	1.38		1.38		3.19
Period from 8/29/2014 to 6/30/2015[7,8]	35.91	.69	(2.75)	(2.06)	(.92)	(.97)	(1.89)	31.96	(5.73)[6,9]	— [5]	.77	[6,10]	.77	[6,10]	2.48	[6,10]
Class R-3:
Year ended 6/30/2016	31.94	.64	(4.12)	(3.48)	(.70)	—	(.70)	27.76	(10.95)	60	1.25		1.25		2.22
Year ended 6/30/2015	36.50	.71	(3.55)	(2.84)	(.75)	(.97)	(1.72)	31.94	(7.77)	60	1.25		1.25		2.13
Year ended 6/30/2014	32.02	1.09	5.82	6.91	(1.06)	(1.37)	(2.43)	36.50	22.20	46	1.26		1.26		3.14
Year ended 6/30/2013	27.78	.76	4.23	4.99	(.75)	—	(.75)	32.02	18.02	33	1.27		1.27		2.43
Year ended 6/30/2012	32.45	.72	(4.13)	(3.41)	(.75)	(.51)	(1.26)	27.78	(10.37)	22	1.29		1.29		2.53

See page 30 for footnotes.

International Growth and Income Fund	29

Financial highlights (continued)

		(Loss) income from
		investment operations[1]			Dividends and distributions
			Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset		Net assets,	expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		end of	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	Total	period	assets before	assets after	to average
	of period	income[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3,4]	(in millions)	reimbursements	reimbursements[3]	net assets[2,3]
Class R-4:
Year ended 6/30/2016	$31.98	$.73	$(4.12)	$(3.39)	$(.80)	$—	$(.80)	$27.79	(10.67)%	$74.93%		.93%	2.54%
Year ended 6/30/2015	36.54	.83	(3.56)	(2.73)	(.86)	(.97)	(1.83)	31.98	(7.46)		72.93	.93	2.48
Year ended 6/30/2014	32.05	1.26	5.77	7.03	(1.17)	(1.37)	(2.54)	36.54	22.61		51.93	.93	3.62
Year ended 6/30/2013	27.80	.88	4.23	5.11	(.86)	—	(.86)	32.05	18.43		26.93	.93	2.82
Year ended 6/30/2012	32.48	.85	(4.16)	(3.31)	(.86)	(.51)	(1.37)	27.80	(10.06)		15.94	.94	2.98
Class R-5E:
Period from 11/20/2015 to 6/30/2016[8,11]	29.43	.54	(1.61)	(1.07)	(.57)	—	(.57)	27.79	(3.68)[9]	—	[5] .78 [10]	.78 [10]	3.16 [10]
Class R-5:
Year ended 6/30/2016	32.15	.82	(4.14)	(3.32)	(.88)	—	(.88)	27.95	(10.39)		26.63	.63	2.85
Year ended 6/30/2015	36.72	.92	(3.57)	(2.65)	(.95)	(.97)	(1.92)	32.15	(7.19)		26.63	.63	2.72
Year ended 6/30/2014	32.19	1.29	5.87	7.16	(1.26)	(1.37)	(2.63)	36.72	22.95		21.63	.63	3.69
Year ended 6/30/2013	27.91	.94	4.28	5.22	(.94)	—	(.94)	32.19	18.77		40.65	.65	3.00
Year ended 6/30/2012	32.60	.91	(4.15)	(3.24)	(.94)	(.51)	(1.45)	27.91	(9.81)		33.66	.66	3.19
Class R-6:
Year ended 6/30/2016	31.99	.85	(4.13)	(3.28)	(.90)	—	(.90)	27.81	(10.33)		1,657.58	.58	2.98
Year ended 6/30/2015	36.56	.93	(3.56)	(2.63)	(.97)	(.97)	(1.94)	31.99	(7.18)		1,305.58	.58	2.79
Year ended 6/30/2014	32.06	1.37	5.79	7.16	(1.29)	(1.37)	(2.66)	36.56	23.04		949.59	.59	3.91
Year ended 6/30/2013	27.80	.97	4.25	5.22	(.96)	—	(.96)	32.06	18.83		593.61	.61	3.11
Year ended 6/30/2012	32.48	.93	(4.15)	(3.22)	(.95)	(.51)	(1.46)	27.80	(9.78)		392.61	.61	3.26

	Year ended June 30
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	37%	25%	29%	37%	24%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.28 and .81 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[5]	Amount less than $1 million.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Class R-2E shares were offered beginning August 29, 2014.
[8]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[9]	Not annualized.
[10]	Annualized.
[11]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

30	International Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund as of June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
August 10, 2016

International Growth and Income Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2016, through June 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	International Growth and Income Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	1/1/2016	6/30/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$994.12	$4.56	.92%
Class A - assumed 5% return	1,000.00	1,020.29	4.62	.92
Class B - actual return	1,000.00	990.33	8.31	1.68
Class B - assumed 5% return	1,000.00	1,016.51	8.42	1.68
Class C - actual return	1,000.00	990.18	8.56	1.73
Class C - assumed 5% return	1,000.00	1,016.26	8.67	1.73
Class F-1 - actual return	1,000.00	993.82	4.76	.96
Class F-1 - assumed 5% return	1,000.00	1,020.09	4.82	.96
Class F-2 - actual return	1,000.00	995.59	3.42	.69
Class F-2 - assumed 5% return	1,000.00	1,021.43	3.47	.69
Class 529-A - actual return	1,000.00	994.11	4.91	.99
Class 529-A - assumed 5% return	1,000.00	1,019.94	4.97	.99
Class 529-B - actual return	1,000.00	989.76	8.90	1.80
Class 529-B - assumed 5% return	1,000.00	1,015.91	9.02	1.80
Class 529-C - actual return	1,000.00	989.90	8.86	1.79
Class 529-C - assumed 5% return	1,000.00	1,015.96	8.97	1.79
Class 529-E - actual return	1,000.00	992.97	6.00	1.21
Class 529-E - assumed 5% return	1,000.00	1,018.85	6.07	1.21
Class 529-F-1 - actual return	1,000.00	994.74	3.92	.79
Class 529-F-1 - assumed 5% return	1,000.00	1,020.93	3.97	.79
Class R-1 - actual return	1,000.00	990.76	7.92	1.60
Class R-1 - assumed 5% return	1,000.00	1,016.91	8.02	1.60
Class R-2 - actual return	1,000.00	989.92	8.76	1.77
Class R-2 - assumed 5% return	1,000.00	1,016.06	8.87	1.77
Class R-2E - actual return	1,000.00	991.84	6.88	1.39
Class R-2E - assumed 5% return	1,000.00	1,017.95	6.97	1.39
Class R-3 - actual return	1,000.00	992.48	6.14	1.24
Class R-3 - assumed 5% return	1,000.00	1,018.70	6.22	1.24
Class R-4 - actual return	1,000.00	994.05	4.56	.92
Class R-4 - assumed 5% return	1,000.00	1,020.29	4.62	.92
Class R-5E - actual return	1,000.00	994.69	3.97	.80
Class R-5E - assumed 5% return	1,000.00	1,020.89	4.02	.80
Class R-5 - actual return	1,000.00	995.83	3.08	.62
Class R-5 - assumed 5% return	1,000.00	1,021.78	3.12	.62
Class R-6 - actual return	1,000.00	996.07	2.88	.58
Class R-6 - assumed 5% return	1,000.00	1,021.98	2.92	.58

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

International Growth and Income Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2016:

Foreign taxes	$0.07 per share
Foreign source income	$1.01 per share
Qualified dividend income	$312,290,000
U.S. government income that may be exempt from state taxation	$314,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

34	International Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Vanessa C. L. Chang, 1952	2012	Director, EL & EL Investments (real estate)	16	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	2008	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
James J. Postl, 1946	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2008	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Steven T. Watson, 1955 Vice Chairman of the Board	2008	Partner — Capital International Investors, Capital International, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

International Growth and Income Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.;[7] Director, The Capital Group Companies, Inc.[7]
Paul F. Roye, 1953 Executive Vice President	2008	Director, Capital Research and Management Company; Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Carl M. Kawaja, 1964 Senior Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International Asset Management (Canada), Inc.[7]
Patrice R. Collette, 1967 Vice President	2015	Partner — Capital World Investors, Capital International, Inc.
Donald H. Rolfe, 1972 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jason B. Smith, 1972 Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Kimberley H. Monasterio, 1963 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors/trustees and/or officers listed, with the exception of Jason B. Smith, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	International Growth and Income Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2016, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$96,000
2016	$102,000

b) Audit-Related Fees:
2015	$3,000
2016	$3,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	$14,000
2016	$14,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,410,000
2016	$575,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,709,000 for fiscal year 2015 and $720,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM
Investment portfolio
June 30, 2016
Common stocks 87.29% Financials 18.16%	Shares	Value (000)
AIA Group Ltd.[1]	25,914,600	$156,158
Sun Hung Kai Properties Ltd.[1]	11,902,069	143,396
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	24,900,000	139,526
Prudential PLC[1]	7,942,572	135,308
Toronto-Dominion Bank (CAD denominated)	2,470,000	106,069
ICICI Bank Ltd.[1]	18,747,000	67,001
ICICI Bank Ltd. (ADR)	5,000,000	35,900
HDFC Bank Ltd.[1]	3,196,694	64,801
HDFC Bank Ltd. (ADR)	470,307	31,205
AXA SA1	4,711,200	94,646
Link Real Estate Investment Trust[1]	12,412,152	84,913
Fairfax Financial Holdings Ltd.	96,739	52,144
Fairfax Financial Holdings Ltd. (CAD denominated)	58,200	31,346
Banco Santander, SA1	20,145,650	78,435
Fibra Uno Administración, SA de CV	33,950,000	72,162
Svenska Handelsbanken AB, Class A1	5,707,000	69,034
Brookfield Property Partners LP	2,842,500	63,843
Shinsei Bank, Ltd.[1]	33,844,000	48,846
National Australia Bank Ltd.[1]	2,367,029	45,471
Sampo Oyj, Class A1	1,054,500	43,083
Indiabulls Housing Finance Ltd.[1]	3,964,253	39,584
Ping An Insurance (Group) Co. of China, Ltd., Class H1	7,500,000	33,182
Sumitomo Mitsui Financial Group, Inc.[1]	1,137,000	32,598
BNP Paribas SA1	699,500	31,448
Credit Suisse Group AG1	2,828,190	30,138
ORIX Corp.[1]	2,200,000	28,093
Suncorp Group Ltd.[1]	3,000,000	27,481
Allianz SE1	180,100	25,659
CYBG PLC (CDI)[1,2]	5,092,800	16,088
CYBG PLC[1,2]	1,580,000	4,949
Sino-Ocean Land Holdings Ltd.[1]	43,005,500	18,711
Tokio Marine Holdings, Inc.[1]	561,000	18,557
Sberbank of Russia (ADR)[1]	1,794,000	15,678
Industrial and Commercial Bank of China Ltd., Class H1	26,600,000	14,777
Sumitomo Mitsui Trust Holdings, Inc.[1]	3,527,000	11,414
Piraeus Bank SA1,2	241,543	44
		1,911,688
Consumer discretionary 10.35%
Ryohin Keikaku Co., Ltd.[1]	475,800	115,438
HUGO BOSS AG1	1,419,798	80,214
MGM China Holdings Ltd.[1]	60,772,800	79,077
adidas AG1	505,000	72,015
ProSiebenSat.1 Media SE1,2	1,475,000	64,407
Paddy Power Betfair PLC[1]	600,050	63,113
Steinhoff International Holdings NV1	5,480,000	31,393
Steinhoff International Holdings NV1	5,000,000	28,700
International Growth and Income Fund — Page 1 of 7

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Pearson PLC[1]	4,510,000	$58,820
Hyundai Mobis Co., Ltd.[1]	267,000	58,457
NOS, SGPS, SA1	8,086,076	49,265
Wynn Macau, Ltd.[1]	33,809,600	49,088
Dixons Carphone PLC[1]	9,786,000	42,484
Kroton Educacional SA, ordinary nominative	9,600,000	40,644
OPAP SA1	5,692,048	39,179
Sony Corp.[1]	1,170,000	34,241
Cie. Financière Richemont SA, Class A1	567,500	33,293
Christian Dior SE1	203,800	33,014
Publicis Groupe SA1	443,677	30,058
SES SA, Class A (FDR)[1]	1,190,000	25,705
Barratt Developments PLC[1]	3,637,500	19,920
Eutelsat Communications SA1	874,706	16,671
Fuji Media Holdings, Inc.[1]	885,000	9,917
Toyota Motor Corp.[1]	197,000	9,849
Intercontinental Hotels Group PLC[1]	132,000	4,905
		1,089,867
Energy 8.96%
Royal Dutch Shell PLC, Class B1	8,084,600	222,321
Royal Dutch Shell PLC, Class B (ADR)	85,000	4,760
Enbridge Inc. (CAD denominated)	5,204,745	220,485
TOTAL SA1	2,438,940	117,610
Pembina Pipeline Corp.	2,932,668	89,118
Schlumberger Ltd.	1,120,000	88,570
LUKOIL Oil Co. PJSC (ADR)[1]	1,305,000	54,617
Keyera Corp.	1,594,000	48,759
Galp Energia, SGPS, SA, Class B1	2,875,000	39,927
China Petroleum & Chemical Corp., Class H1	45,000,000	32,463
Coal India Ltd.[1]	3,500,000	16,256
Gazprom PJSC (ADR)[1]	2,085,000	9,004
		943,890
Information technology 7.95%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	63,603,506	321,616
Nintendo Co., Ltd.[1]	817,900	116,702
Vanguard International Semiconductor Corp.[1]	50,975,000	84,154
AAC Technologies Holdings Inc.[1]	8,412,000	72,297
Murata Manufacturing Co., Ltd.[1]	590,000	66,185
STMicroelectronics NV1	6,943,000	40,914
ASML Holding NV1	412,500	40,888
Tech Mahindra Ltd.[1]	5,402,500	40,704
ASM Pacific Technology Ltd.[1]	4,827,400	34,704
Quanta Computer Inc.[1]	9,999,830	19,041
		837,205
Consumer staples 7.59%
British American Tobacco PLC[1]	3,656,300	237,917
Kao Corp.[1]	2,182,000	125,921
Nestlé SA1	1,519,000	117,169
LAWSON, INC.[1]	813,000	64,453
Booker Group PLC[1]	22,338,000	51,684
Hypermarcas SA, ordinary nominative	6,685,000	48,572
Pernod Ricard SA1	382,800	42,639
International Growth and Income Fund — Page 2 of 7

Common stocks Consumer staples (continued)	Shares	Value (000)
President Chain Store Corp.[1]	4,100,000	$32,078
Ambev SA	5,255,000	31,164
Shoprite Holdings Ltd.[1]	2,586,000	29,269
Wesfarmers Ltd.[1]	589,620	17,758
		798,624
Industrials 7.02%
International Consolidated Airlines Group, SA (CDI)[1]	21,708,000	108,667
Wolseley PLC[1]	2,049,684	106,225
Flughafen Zürich AG1	560,000	99,091
BAE Systems PLC[1]	11,490,000	80,567
Geberit AG1	170,700	64,483
Meggitt PLC[1]	8,524,491	46,242
Abertis Infraestructuras, SA, Class A1	3,141,418	46,169
Ryanair Holdings PLC (ADR)	651,000	45,270
Edenred SA1	1,704,000	35,159
Airbus Group SE, non-registered shares[1]	500,000	29,034
ASSA ABLOY AB, Class B1	1,320,000	27,056
CK Hutchison Holdings Ltd.[1]	2,105,000	23,166
Capita PLC[1]	1,170,000	15,028
Adecco SA1	264,000	13,299
		739,456
Telecommunication services 6.68%
China Mobile Ltd.[1]	10,162,000	117,372
Vodafone Group PLC[1]	35,471,000	107,981
Mobile TeleSystems OJSC (ADR)	8,495,000	70,339
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	196,759,912	59,700
NTT DoCoMo, Inc.[1]	1,975,000	53,143
TDC A/S1	10,825,000	52,986
BT Group PLC[1]	8,572,000	47,333
SoftBank Group Corp.[1]	833,000	47,127
Orange[1]	2,630,000	42,958
Telstra Corp. Ltd.[1]	8,756,258	36,440
HKT Trust and HKT Ltd., units[1]	13,428,000	19,375
Hellenic Telecommunications Organization SA1	1,822,300	16,829
KDDI Corp.[1]	530,000	16,134
TalkTalk Telecom Group PLC[1]	4,840,000	14,185
NII Holdings, Inc.[2]	560,254	1,782
		703,684
Utilities 6.56%
Enel SPA[1]	42,726,900	190,028
Power Assets Holdings Ltd.[1]	12,206,500	112,065
EDP - Energias de Portugal, SA1	26,339,000	80,891
Rubis SCA[1]	748,575	57,399
Northland Power Inc.	3,019,000	51,876
National Grid PLC[1]	3,407,744	50,113
SSE PLC[1]	2,297,532	48,041
CLP Holdings Ltd.[1]	3,825,000	39,105
Cheung Kong Infrastructure Holdings Ltd.[1]	3,697,000	31,832
Fortum Oyj[1]	1,800,000	28,839
		690,189
International Growth and Income Fund — Page 3 of 7

Common stocks Health care 5.54%	Shares	Value (000)
Novartis AG1	1,932,000	$158,934
AstraZeneca PLC[1]	2,606,500	155,162
GlaxoSmithKline PLC[1]	3,675,000	79,006
Novo Nordisk A/S, Class B1	871,000	46,840
Bayer AG1	437,500	44,018
Sanofi[1]	514,000	43,206
Smith & Nephew PLC[1]	1,700,000	28,831
Roche Holding AG, non-registered shares, non-voting[1]	102,000	26,931
		582,928
Materials 4.91%
Koninklijke DSM NV1	1,595,000	92,417
Air Liquide SA1	392,043	41,086
Air Liquide SA, bonus shares[1]	254,049	26,625
Air Liquide SA, non-registered shares[1]	107,650	11,282
James Hardie Industries PLC (CDI)[1]	4,580,000	70,155
Amcor Ltd.[1]	3,349,600	37,461
Rio Tinto PLC[1]	1,200,000	37,092
Asahi Kasei Corp.[1]	4,700,000	32,569
Glencore PLC[1]	13,476,856	27,535
Syngenta AG1	70,000	26,906
Croda International PLC[1]	641,296	26,880
Rexam PLC[1]	3,000,000	24,362
Vale SA, Class A, preferred nominative	5,620,000	22,796
Potash Corp. of Saskatchewan Inc.	1,229,000	19,959
Anhui Conch Cement Co. Ltd., Class H1	8,117,000	19,786
		516,911
Miscellaneous 3.57%
Other common stocks in initial period of acquisition		376,129
Total common stocks (cost: $9,027,397,000)		9,190,571
Preferred securities 0.15% Financials 0.15%
HSBC Holdings PLC, Series 2, 8.00%	592,795	15,727
Total preferred securities (cost: $15,130,000)		15,727
Rights & warrants 0.00% Financials 0.00%
Piraeus Bank, SA, warrants, expire 2018[1,2]	8,630,614	—
Total rights & warrants (cost: $0)		—
Convertible bonds 0.35% Consumer staples 0.14%	Principal amount (000)
Shoprite Holdings Ltd., convertible notes, 6.50% 2017	ZAR214,390	15,083
Financials 0.08%
Bank of Ireland, convertible notes, 10.00% 2016	€7,000	7,807
International Growth and Income Fund — Page 4 of 7

Convertible bonds Miscellaneous 0.13%	Principal amount (000)	Value (000)
Other convertible bonds in initial period of acquisition		$13,812
Total convertible bonds (cost: $50,763,000)		36,702
Bonds, notes & other debt instruments 1.23% Bonds & notes of governments & government agencies outside the U.S. 0.74%
City of Buenos Aires Argentina 8.95% 2021[3,4]	$25,000	27,937
India (Republic of) 8.60% 2028	INR3,157,300	50,060
		77,997
Corporate bonds & notes 0.35% Consumer discretionary 0.20%
Myriad International Holdings 6.00% 2020[3]	$18,700	20,477
Financials 0.13%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% 2049[3]	5,410	6,201
Société Générale, junior subordinated 6.999% 2049	€6,200	7,392
		13,593
Consumer staples 0.02%
British American Tobacco International Finance PLC 9.50% 2018[3]	$2,000	2,367
Total corporate bonds & notes		36,437
U.S. Treasury bonds & notes 0.14% U.S. Treasury 0.14%
U.S. Treasury 0.875% 2017[5]	14,775	14,823
Total U.S. Treasury bonds & notes		14,823
Total bonds, notes & other debt instruments (cost: $119,796,000)		129,257
Short-term securities 8.97%
Australia & New Zealand Banking Group, Ltd. 0.63% due 9/2/2016[3]	39,900	39,861
British Columbia (Province of) 0.70% due 7/5/2016	500	500
Federal Home Loan Bank 0.47% due 7/5/2016	20,000	19,999
Freddie Mac 0.60% due 1/5/2017	31,900	31,829
Gotham Funding Corp. 0.45%–0.50% due 7/7/2016–7/25/2016[3]	103,500	103,485
Mizuho Bank, Ltd. 0.55%–0.61% due 8/18/2016–8/26/2016[3]	230,700	230,522
Nordea Bank AB 0.58% due 9/20/2016[3]	68,900	68,808
Novartis Finance Corp. 0.47% due 7/20/2016[3]	19,500	19,496
Scotiabank Inc. 0.44% due 7/1/2016[3]	115,600	115,599
Sumitomo Mitsui Banking Corp. 0.48%–0.60% due 7/18/2016–8/10/2016[3]	71,400	71,378
Svenska Handelsbanken Inc. 0.70%–0.72% due 8/9/2016–10/3/2016[3]	92,000	91,871
Thunder Bay Funding, LLC 0.59% due 8/25/2016[3]	20,500	20,483
Toronto-Dominion Holdings USA Inc. 0.62% due 10/19/2016[3]	30,400	30,335
U.S. Treasury Bills 0.25% due 9/29/2016	100,000	99,938
Total short-term securities (cost: $944,030,000)		944,104
Total investment securities 97.99% (cost: $10,157,116,000)		10,316,361
Other assets less liabilities 2.01%		211,583
Net assets 100.00%		$10,527,944
International Growth and Income Fund — Page 5 of 7

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $192,471,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 6/30/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	8/15/2016	HSBC Bank	$24,357	A$33,044	$(244)
Australian dollars	8/29/2016	HSBC Bank	$12,305	A$16,500	27
British pounds	7/18/2016	Bank of America, N.A.	$39,603	£28,000	2,323
British pounds	7/21/2016	Bank of America, N.A.	$29,180	£20,000	2,550
British pounds	7/21/2016	JPMorgan Chase	$30,208	£21,000	2,247
Euros	9/9/2016	JPMorgan Chase	$34,818	€30,500	881
Japanese yen	7/7/2016	Bank of New York Mellon	$7,211	¥789,287	(433)
Japanese yen	7/12/2016	Bank of America, N.A.	$10,735	¥1,162,000	(522)
Japanese yen	7/20/2016	Citibank	$8,033	¥836,200	(70)
Japanese yen	8/8/2016	UBS AG	$4,349	¥465,000	(160)
Japanese yen	8/22/2016	UBS AG	$11,385	¥1,185,000	(110)
Japanese yen	8/29/2016	JPMorgan Chase	$4,407	¥465,000	(105)
Japanese yen	9/15/2016	Bank of America, N.A.	$5,537	¥600,000	(289)
					$6,095
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $7,793,973,000, which represented 74.03% of the net assets of the fund. This amount includes $7,637,099,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $848,820,000, which represented 8.06% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $841,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols
A$ = Australian dollars
ADR = American Depositary Receipts
£ = British pounds
CAD = Canadian dollars
CDI = CREST Depository Interest
€ = Euros
FDR = Fiduciary Depositary Receipts
INR = Indian rupees
¥ = Japanese yen
ZAR = South African rand
International Growth and Income Fund — Page 6 of 7

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-034-0816O-S54163	International Growth and Income Fund — Page 7 of 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary schedule of investments, as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of June 30, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund as of June 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

August 10, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2016

By /s/ Kimberley H. Monasterio
Kimberley H. Monasterio, Treasurer and Principal Financial Officer

Date: August 31, 2016